UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2009
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 648-1700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Liberty Property Trust (“Liberty”) is re-issuing in an updated format its historical financial statements in connection with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” (“FAS 144”). During the six months ended June 30, 2009, Liberty sold properties and in compliance with FAS 144 has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented in its June 30, 2009 Quarterly Report on Form 10-Q (including the comparable periods of the prior year). Under SEC requirements, the same reclassification as discontinued operations required by FAS 144 following the sale of a property is required for previously issued annual financial statements for each of the three years shown in Liberty’s last annual report on Form 10-K, as amended, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on Liberty’s reported net income available to common shareholders or funds from operations.
This Current Report on Form 8-K updates Items 6, 7, 8 and 15 of the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2008 (the “Form 10-K/A”), to reflect the results of operations of the Company’s real properties which have been sold prior to June 30, 2009 or are held for sale at June 30, 2009, as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company’s Form 10-K/A remain unchanged. No attempt has been made to update matters in the Form 10-K/A except to the extent expressly provided above.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

12.1	Statement re: Computation of Ratios

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99	Updated financial information for the years ended December 31, 2008, 2007, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
	Name:	George J. Alburger, Jr.
	Title:	Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, its sole General Partner

By:	/s/ George J. Alburger, Jr.
	Name:	George J. Alburger, Jr.
	Title:	Chief Financial Officer
Dated: October 2, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title

12.1	Statement re: Computation of Ratios

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99	Updated financial information for the years ended December 31, 2008, 2007, 2006.